UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):    September 29, 2004

MILLENNIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28494	04-3177038
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

40 Landsdowne Street
Cambridge, Massachusetts 02139
(Address of principal executive offices) (zip code)

(617)  679-7000
 (Registrant's telephone number, including area code)

Not applicable
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 29, 2004, Laurie B. Keating was appointed Senior Vice President, General Counsel and Secretary of Millennium Pharmaceuticals, Inc. Millennium entered into an offer letter agreement with Ms. Keating on September 28, 2004. Ms. Keating’s employment with Millennium is at-will and may be terminated by Millennium at any time with or without cause. If her employment with Millennium is terminated by Millennium without Justifiable Cause or by her for Good Reason (each as defined in the agreement) then, subject to certain conditions, Millennium is obligated to pay her severance payments equal to twelve months’ salary.

On September 30, 2004, Millennium granted, under the terms of its 2000 Stock Incentive Plan, an option to purchase 50,000 shares of Millennium common stock, $.001 par value per share, to Ms. Keating at an option exercise price of $13.67 per share. The option becomes exercisable for one-quarter of the number of shares subject to the option on September 29, 2005 and for one-forty-eighth of the number of shares subject to the option monthly beginning on October 29, 2005. The option is an incentive stock option to the extent permitted under the Internal Revenue Code of 1986, as amended, with any amount in excess of permitted levels under the Code to be treated as a non-statutory stock option to the extent of such excess.

Under the 2000 Plan, each option becomes fully vested in the event of the death of the option holder. The 2000 Plan provides for full vesting of options to option holders who terminate their employment for good reason or are terminated without cause during the period one month before through one year after a change in control. Each option terminates on the earlier of (i) ten years from the date of grant or (ii) the date three months after the option holder ceases to serve as a director or employee (except in the case of disability, the date one year after the date of disability, in the event of death, the date three years after the date of death and if the option holder retires after ten years of employment and is at least 55 years of age, the date three years after the date of retirement). Copies of the forms of terms of the incentive stock option and non-statutory stock option are incorporated by reference to Exhibit No. 99.2 and Exhibit No. 99.3 filed with this Current Report on Form 8-K.

Item    9.01    Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index attached to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM PHARMACEUTICALS, INC. (Registrant)
Date: October 5, 2004	By	/s/ MARSHA H. FANUCCI

Marsha H. Fanucci
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	2000 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.14 of the Company’s Form 10-K for the fiscal year ended December 31, 2002 filed on March 7, 2003)

99.2	Form of Terms of Incentive Stock Option Granted Under 2000 Stock Incentive Plan

99.3	Form of Terms of Non-Statutory Stock Option Granted Under 2000 Stock Incentive Plan (incorporated by reference to Exhibit 99.2 of the Company's Form 8-K filed on September 7, 2004)